                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on
Form S-8 of CPI Aerostructures, Inc. of our report dated March 16, 2005, on our audit of the financial statements of CPI Aerostructures, Inc. as of and for the year ended December 31, 2004, appearing in the 2004 Annual Report on Form
10-KSB.

/s/ J.H. Cohn LLP
J.H. Cohn LLP

Jericho, New York
November 28, 2005